AXA Premier VIP Trust

Supplement Dated March 26, 2019 to the Prospectus and Statement of Additional Information Dated May 1, 2018, as Supplemented

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2018, as supplemented, of AXA Premier VIP Trust. You should read this Supplement in connection with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information (“SAI”), free of charge, by writing to AXA Premier VIP Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at AXA Premier VIP Trust’s website at www.axa-equitablefunds.com.

As previously described in the section of the Prospectus, as supplemented, entitled “Management Team — The Adviser” and the section of the SAI, as supplemented, entitled “Investment Management and Other Services,” in 2018 AXA S.A. (“AXA”) announced its intention to sell over time all of its interest in AXA Equitable Holdings, Inc. (“AEH”), the indirect parent company of AXA Equitable Funds Management Group, LLC (“Adviser”), through a series of sales of AEH’s common stock (the “Sell-Down Plan”). The purpose of this Supplement is to provide you with further information regarding the Adviser’s organizational structure and the status of the Sell-Down Plan.

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The section of the Prospectus entitled “Management Team — The Adviser” and the section of the SAI entitled “Investment Management and Other Services — The Adviser” are hereby supplemented to include the following information (defined terms used in this Supplement have the same meanings as in the Prospectus and SAI):

On March 20, 2019, as part of the Sell-Down Plan, AXA announced the completion of a further secondary offering of 40 million shares of common stock of AEH and the sale by AXA to AEH of 30 million shares of AEH. As a result of the secondary offering and the share buyback, which closed on March 25, 2019, AXA is no longer a majority shareholder of AEH. AEH continues to be a publicly traded U.S. company.

Upon the closing of the secondary offering and share buyback, the following new agreements, whose terms are not materially different from the current agreements, became effective: (i) a new investment advisory agreement between FMG LLC and the Trust with respect to each of the Portfolios; (ii) new distribution agreements between AXA Distributors, LLC and the Trust with respect to each of the Portfolios; and (iii) a new expense limitation agreement between FMG LLC and the Trust with respect to the Portfolios, as applicable.

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